                                       CONSENT

     I hereby consent to being named as a director nominee in RDO Equipment Co.'s Registration Statement on Form S-1 and the related Prospectus for the registration of its Class A Common Stock, and any amendments thereto.


November 1, 1996                                 /s/ Ray A. Goldberg
                                                 -------------------------
                                                 Ray A. Goldberg